SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2004

PINNACLE WEST CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Arizona	1-8962	86-0512431

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona	85072-3999

(Address of principal executive offices)	(Zip Code)

(602) 250-1000

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure
SIGNATURES
EX-99.1

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

99.1	Pinnacle West Capital Corporation (the “Company”) slide presentation to investors and analysts at the Credit Suisse First Boston 2004 Energy Summit to be held in Vail, Colorado on February 2-6, 2004.

Item 9.    Regulation FD Disclosure

Investor and Analyst Meeting

     The Company is participating in the Credit Suisse First Boston 2004 Energy Summit on February 2-6, 2004. Copies of the slides to be presented at this conference are attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)

Dated: January 30, 2004	By:	/s/ Barbara M. Gomez
Barbara M. Gomez
Treasurer

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